Investor Presentation January 2013 Exhibit 99.1

Forward-Looking Statements
Except for historical information contained herein, the statements, charts and graphs in this presentation are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of Pioneer are subject to a number of risks and uncertainties that may cause
Pioneer's actual results in future periods to differ materially from the forward-looking statements.
These risks and uncertainties include, among other things, volatility of commodity prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements, including joint venture agreements, with third parties on mutually acceptable terms, litigation, the costs and results of drilling and operations, availability of equipment, services, resources and personnel required to complete the Company's operating activities, access to and availability of transportation, processing and refining facilities, Pioneer's ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to Pioneer's credit facility and derivative contracts and the purchasers of Pioneer's oil, NGL and gas production, uncertainties about estimates of reserves and resource potential and the ability to add proved reserves in the future, the assumptions underlying production forecasts, quality of technical data, environmental and weather risks, including the possible impacts of climate change, the risks associated with the ownership and operation of an industrial sand mining business and acts of war or terrorism. These and other risks are described in Pioneer's 10-K and 10-Q Reports and other filings with the Securities and Exchange Commission. In addition, Pioneer may be subject to currently unforeseen risks that may have a materially adverse impact on it. Pioneer undertakes no duty to publicly update these statements except as required by law.
Please see the appendix slides included in this presentation for other important information.

U.S. asset base
High oil exposure from proved reserves + estimated net resource potential of >7 BBOE
Drilling program focused in three liquids and resource rich core assets in Texas
–
Spraberry Vertical
–
Horizontal Wolfcamp Shale
• Joint venture accelerates future development
–
Eagle Ford Shale
Strong production growth profile
Vertical integration substantially improving returns
Attractive derivative positions protect margins
Strong investment grade financial position
Investment Highlights

Strong drilling and well
performance in Spraberry vertical,
horizontal Wolfcamp Shale and
Eagle Ford Shale driving production
growth
4
Strong Production Growth in 2012
MBOEPD
117
140
1) Reflects Tunisia, South Africa and Barnett Shale as discontinued operations
58%
Liquids
52%
Liquids
101
2012 E
148 – 149 MBOEPD
FY Guidance
47%
Liquids
143
59%
Liquids
153
61%
Liquids
154 158
2010 2011 Q1 Q2 Q3 Q4E
1
-

Capital program components:
–
Drilling capital 2.5
–
Vertical integration 0.5
• Includes $100 MM for field facilities
accelerated into 2012
3.0
Capital program funded from:
–
Operating cash flow 1.8
–
Equity offering proceeds 0.5
–
Liquidated derivatives and
inventory reduction 0.2
–
Credit facility borrowings 0.4
–
South Africa divestiture and
South Texas acreage sale 0.1
3.0
NYMEX Oil Price ($/BBL)
$85/bbl oil and $3.50/mcf gas
Sensitivity to Commodity Prices ($ MM)
5
2012E Capital Spending and Cash Flow
1
1) Capital spending excludes acquisitions, asset retirement obligations, capitalized interest and G&G G&A
$B

12/31/11 Proved Reserves: 1.1 BBOE
2
Additional Net Resource Potential: 6.7 BBOE
1) All drilling locations shown on a gross basis
2) SEC pricing of $96.13/BBL for oil and $4.12/MMBTU for gas (NYMEX)
3) Primarily reflects Alaska, Raton and South Texas
4) Includes vertical well potential from Wolfcamp and deeper intervals
5) Assumes average EUR of 575 MBOE per well, >8,000 locations, >400,000 acres, 140-acre spacing, laterals in all intervals  (A, B, C & D) and 75% NRI
Permian 5.6 BBOE
Spraberry
609 MMBOE
4,700 PUD locations
Raton
170 MMBOE
150 PUD locations
Other
107 MMBOE
120 PUD locations
Mid-Continent
107 MMBOE
Spraberry
40-ac Drilling
4
600 MMBOE
5,200 locations
Spraberry
20-ac Drilling
4
1.2 BBOE
13,500 high-graded locations
Spraberry Waterflood
300 MMBOE
40% acreage
Eagle Ford Shale
600 MMBOE
1,700 locations
Eagle
Ford Shale
70 MMBOE
120 PUD locations
Horizontal Wolfcamp
5
3.5 BBOE
8,000 locations
6
Significant Proved Reserves and Resource Potential
1
Proved Reserves + Estimated Net Resource Potential of >7 BBOE and 35,000 Drilling Locations

Wolfcamp Shale JV Opportunity
Offering 33% to 50% of Pioneer’s
working interest in ~200,000 acres in
southern portion of Midland Basin
Large, contiguous acreage position located in
Upton, Reagan, Irion and Crockett counties
Includes all intervals (A, B, C & D)
>4,000 potential horizontal
development locations excluding
downspacing potential
>2.0 billion barrel gross resource
potential
Liquids content: ~90%
EUR: ~575 MBOE for 7,000’ lateral
~45% before-tax IRR
$85 oil and $4 gas
~$7 MM well cost
Proposed JV Area
Accelerated development enhances
net asset value and project returns

Horizontal Wolfcamp Shale Results Meeting Expectations
Giddings #2041H: 897 BOEPD
Giddings #2073H: 792 BOEPD
University 3-31 #4H: 485 BOEPD
University 3-32 #4H: 451 BOEPD
University 3-32 #5H: 759 BOEPD
University 4-20 #2H: 466 BOEPD
University 4-20 #3H: 518 BOEPD
University 4-19 #3H: 312 BOEPD
University 1-18 #2H: 358 BOEPD
University 10-13 #5H: 987 BOEPD
University 10-14 #5H: 660 BOEPD
University 10-17 #1H: 536 BOEPD
University 10-17 #2H: 675 BOEPD
University 10-19 #4H: 671 BOEPD
University 10-20 #4H: 454 BOEPD
University 10-20 #6H:
585 BOEPD
Wolfcamp A well
University 10-3 #4H: 156 BOEPD
Wolfcamp A well; drilled into fault
Rocker B N #73H: 657 BOEPD
Rocker B N #74H: 1,338 BOEPD
University 1-30 #2H: 938 BOEPD
University 1-32 #6H: 737 BOEPD
University 3-31 #5H: 877 BOEPD
39 horizontal Wolfcamp wells drilled in southern ~200,000 acres through Q4 2012
22 wells on production, of which 5 were added in Q4; 4 additional flowing back
Of the 22 wells on production, 20 drilled in the Upper B interval and 2 in the A interval
24-hour IP rates

Horizontal Wolfcamp Upper B Well Performance Through Q3
1
575 MBOE Type Curve
for 7,000’ lateral
(oil portion only)
Giddings Area
(2 wells)
University Lands Area
(12 wells)
1)
mechanical problems
Wells unloading
fracture stimulation fluid
Average daily production from Wolfcamp Upper B
wells at or above 575 MBOE type curve
Giddings #2041H: 135 MBOE 12-month cumulative production
Giddings #2073H: 105 MBOE 10-month cumulative production
Average daily oil production through October normalized to 7,000’ lateral length for all Upper B wells placed on production through Q3, except for 1 well with

PXD Has Multiple Horizontal Target Intervals
Miss/Atoka
5,000’ – 10,000’
Wolfcamp Horizontals
Jo Mill
U. Spraberry
M. Spraberry
L. Spraberry
L. Spraberry
Shale
Wolfcamp A
Wolfcamp Lower B
Wolfcamp C1
Wolfcamp C2
Wolfcamp D
Wolfcamp Upper B
Drilled 2 successful ~2,500’ lateral
horizontal Jo Mill wells with 24-hour
IP rates of 601 BOEPD and 404
BOEPD (80% oil)
A
Upper
Lower
C
D
Strawn
Jo Mill Sand
Dean
Shale
B B

Horizontal Wolfcamp Shale Drilling Activity

Northern Activity Underway
Southern Drilling Focus Area
Currently focused on holding ~50,000 acres in
southern part of play during 2012 and 2013
Expect to drill 90 wells by YE 2013 to hold acreage
•
39 wells of the 90 wells drilled through Q4 2012
•
22 on production through Q4 2012
o
4 additional flowing back
5 rigs running during Q4 2012
4 rigs drilling in southern area
5th rig focused on delineating northern acreage in
Midland, Martin and Gaines counties
•
Substantial portion of Pioneer’s acreage position in
these counties could be prospective
Increasing to 7 rigs early Q1 2013
Currently targeting ~7,000’ laterals; testing
longer laterals
Recently drilled first two 10,000’ laterals
Early “development” well results confirm
7,000’ laterals can be drilled for ~$7 MM
Utilizing 85% Brady Brown
®
sand on all wells

Spraberry Vertical Deeper Drilling Continues to Drive Strong Performance

Dean
Limestone Pay
Sandstone Pay
Non-Organic Shale Non-Pay
Organic Rich Shale Pay
Current Spraberry 40-acre type curve EUR including Wolfcamp: 140 MBOE
Deeper drilling provides potential to add up to 100 MBOE
Deeper drilling accounted for ~65% of 2012 vertical drilling program
Commingled
Wells Placed on
Production in Q3
Average 24-hour
IP (BOEPD)
1
Potential
Incremental EUR
(MBOE)
Prospective PXD
Acreage
Strawn
43 175 30 ~70%
Atoka
27 167 50 – 70 40% - 50%
Mississippian
31 118 15 – 40 ~20%
1) Compares to average 24-hour IP of 90 BOEPD for 140 MBOE EUR type curve well in the Wolfcamp

Continuing to Successfully Grow Spraberry Production

Spraberry Net Production
(MBOEPD)
1) Includes production from Strawn, Atoka and Mississippian in vertical wells and horizontal Wolfcamp Shale wells
2) Q3 production benefited by ~1,800 BPD from partial NGL inventory drawdown at Mont Belvieu; offset by production loss of ~4,000 BOEPD due to continuing 3rd
3) Production from horizontal Wolfcamp Shale forecast at ~2,000 BOEPD in 2012; expect to exit 2012 at ~5,000 BOEPD
45
62
2012
3
64
63 – 67 MBOEPD
FY Guidance
Spraberry gas processing facilities nearing
capacity in Q4 due to greater-than-anticipated
PXD and industry production growth
Negative impact to PXD’s Q4 production of 1,000
BOEPD – 2,000 BOEPD due to reduced ethane
recoveries
Addition of new Driver plant provides 100 MMCFPD
capacity starting late March/early April 2013
69
69 71
66 – 67
Top end of
guidance range
2
2011 Q1 Q2 Q3 Q4E
1
party fractionation capacity constraints at Mont Belvieu (fractionation constraints resolved in early October)
-
Remaining  NGL inventory of 90 Mbls from Q2 Mont
Belvieu 3 party fractionator downtime expected
to be drawn down during Q4, but offset by line fill
requirements for new Lone Star NGL pipeline
rd

Eagle Ford Shale Operational Update

Drilled 38 wells in Q3 2012; 35 wells placed on production
2012 drilling program
– ~125 wells
– Focused on liquids-rich drilling with only 10% of the wells designated to hold strategic dry gas acreage
Expanding use of white sand proppant to deeper areas to
further define its performance limits (~50% of program)
– ~74 wells stimulated using white sand through Q3; early well performance similar to direct offset ceramic-stimulated wells
– 7 dry gas wells fraced with white sand during 2012
– Reduces frac cost by ~$700 M
11 CGPs on line

Drilling Efficiency Improving 15 Average drilling cost per foot has decreased 18% and average drilling feet per day has increased 28% from Q2 2011 to Q3 2012

Pad Drilling Expected To Increase in 2013 16 9 Months 2012 2013 Expected to reduce drilling and completion costs by $600 M to $700 M per well

Eagle Ford Shale Continues to Set New Production Records

Eagle Ford Shale Net Production
1
(MBOEPD)
1)Reflects Pioneer’s ~35% share of total gross production
2)Based on public wellhead production data from IHS; does not include NGL uplift
25 – 29 MBOEPD
FY Guidance
27 – 28
Strong well performance continues
to drive production growth and
achieve record production levels
50% of PXD wells are in the top
quartile of industry EURs across the
entire Eagle Ford Shale
2
80% of PXD wells are above the
industry median EUR
2

>1,100 total locations
Barnett Shale Planned Divestiture

~120,000 net acres
Two-thirds of acreage located in the liquids-
rich Barnett Shale Combo Play
Q3 production of 7 MBOEPD;
currently >8 MBOEPD
55% liquids (oil and NGLs) and 45% dry gas
181 wells on production
1 rig currently operating
Operated gathering system;
expandable with production growth
Allows strategic reallocation of
capital to Pioneer’s higher-return
core Texas assets
Combo Play Area
~82,000 net acres
79 producing wells
Marble Falls & Barnett
Development
~8,000 net acres
No Operated Production
Dry Gas Area
~ 30,000 net acres
103 producing wells

Alaska
Q3 net production: ~4.5 MBOPD
1-rig development program
continues from the Oooguruk island
drill site targeting Nuiqsut and Torok
intervals
Following first successful mechanically
diverted frac on a Nuiqsut well in early
2012, 3 Nuiqsut wells and 1 Torok well
prepared for similar fracs during
upcoming winter drilling season
2
nd
onshore Torok appraisal well to
be drilled during upcoming winter
drilling season; progressing onshore
development FEED study
Successful winter exploration program in
2012 added 50 MMBO resource potential
from initial onshore Torok well
PXD Acreage
Island
Development
Area
Island drill site
(Oooguruk)
Second onshore
Torok appraisal well
Torok onshore
drill site
Torok Area
1 well to be
frac’d from island
drill site and 1
well to be frac’d
from onshore drill
site
Nuiqsut Area
3 wells to be frac’d
from island drill site
Nuiqsut Wells
Torok Wells

Why Invest In PXD?
Significant Upside Potential From:
High oil exposure from proved reserves + estimated resource
potential of >7 BBOE and 35,000 drilling locations
Aggressive Spraberry & Eagle Ford Shale drilling program
Extensive horizontal Wolfcamp Shale potential
Joint Venture accelerates future development
Strong returns from vertical integration
Margin protection from attractive derivatives
Strong balance sheet

Appendix

Pioneer Operations 22 Eagle Ford Shale West Panhandle Raton Hugoton Spraberry Vertical Barnett Shale Combo Horizontal Wolfcamp Shale Operating Areas North Slope

Liquidity Position (9/30/12)
1
Net debt (net of cash balance of $334 MM): $3.2 B
Unsecured Credit Facility availability: $0.9 B
Net Debt-to-Book Capitalization: 36%
1) Excludes $88 MM of borrowings under PSE’s $300 MM credit facility that matures in May 2017
2) Excludes net discounts and deferred hedge losses of ~$56 MM
3) Convertible senior notes due 2038, with first put/call in 2013
4) Excludes ~$2 MM of outstanding letters of credit on credit facility
5) Reflects credit facility amendment completed in December 2012
Maturities and Balances
2
2012 2016
$600 MM
3.95%
2017
5
$455 MM
5.875%
2022
$450 MM
6.875%
$360 MM
4
of
$1.5 B Unsecured Credit Facility
5
2018
$485 MM
6.65%
2013
$480 MM
2.875%
$450 MM
7.50%
2020
$250 MM
7.20%
2028
Unsecured credit facility matures in 2017
5
Investment grade rated
Expect to call convertible senior notes due 2038 for redemption during 2013
3

Derivative Philosophy
Continue to use derivatives to mitigate commodity price
exposure in order to insure funding for development
programs and to maintain strong financial position
–
Target >50% on rolling 3 year basis
Continue to use a variety of derivative instruments, but
focus will be on providing floor protection while retaining
upside; primary derivative instruments will be:
–
Collars
–
Collars with short puts (three-way collars)
–
Puts
Enter derivative agreements only with counterparties that
are “A” rated or better
Actively monitor credit exposure to each counterparty and
counterparty credit trends
No margin requirements with counterparties

Oil Q4 2012 2013 2014 2015
Swaps – WTI (BPD) 11,000 3,000 - -
NYMEX WTI Price ($/BBL) $ 89.34 $ 81.02 - -
Collars - (BPD) 2,000 - - -
NYMEX Call Price ($/BBL) $ 127.00 - - -
NYMEX Put Price ($/BBL) $ 90.00 - - -
53,110 71,029 60,000 26,000
NYMEX Call Price ($/BBL) $ 118.85 $ 119.76 $ 117.06 $ 104.45
NYMEX Put Price ($/BBL) $ 85.09 $ 92.27 $ 92.67 $ 95.00
NYMEX Short Put Price ($/BBL) $ 69.44 $ 74.28 $ 76.58 $ 80.00
% Total Oil Production ~100% TBD TBD TBD
Natural Gas Liquids Q4 2012 2013 2014 2015
Swaps – (BPD) 2,750 - - -
Blended Index Price ($/BBL) $ 67.85 - - -
Three Way Collars – (BPD) 3,000 1,064 1,000 -
NYMEX Call Price ($/BBL) $ 79.99 $ 105.28 $ 109.50 -
NYMEX Put Price ($/BBL) $ 67.70 $ 89.30 $ 95.00 -
NYMEX Short Put Price ($/BBL) $ 55.76 $ 75.20 $ 80.00 -
% Total NGL Production ~20% TBD TBD TBD
% Total Liquids ~70% TBD TBD TBD
PXD Open Commodity Derivative Positions as of 11/29/2012 (includes PSE)
Oil Basis Protection Q4 2012 2013 2014 2015
Spraberry Swaps (BPD) 20,000 - - -
Price Differential ($/BBL) $ (1.15) - - -
Spraberry Fixed Differential 22,000 27,000 33,000 35,000
Price Differential ($/BBL) $ (1.75) $ (1.75) $ (1.75) $ (1.75)
2
3
1) When NYMEX price is above Call price, PXD receives Call price.  When NYMEX price is between Put price and Call price, PXD receives NYMEX price.  When NYMEX price is between the Put price and the Short
Put price, PXD receives Put price.  When NYMEX price is below the Short Put price, PXD receives NYMEX price plus the difference between the Short Put price and Put price
3) Market transaction; not a derivative
Three Way Collars – (BPD)
2) Represents weighted average index price of each NGL component price per barrel
1
1

Gas Q4 2012 2013 2014 2015
Swaps - (MMBTUPD) 275,000 162,500 105,000 -
NYMEX Price ($/MMBTU)
1
$ 4.97 $ 5.13 $ 4.03 -
Collars - (MMBTUPD) 65,000 150,000 - -
NYMEX Call Price ($/MMBTU)
1
$ 6.60 $ 6.25 - -
NYMEX Put Price ($/MMBTU)
1
$ 5.00 $ 5.00 - -
Three Way Collars – (MMBTUPD) - - 25,000 225,000
NYMEX Call Price ($/MMBTU) - - $4.70 $ 5.09
NYMEX Put Price ($/MMBTU) - - $4.00 $ 4.00
NYMEX Short Put Price ($/MMBTU) - - $3.00 $ 3.00
% U.S. Gas Production ~90% TBD TBD TBD
PXD Open Commodity Derivative Positions as of 11/29/2012 (includes PSE)
1)
2) When NYMEX price is above Call price, PXD receives Call price.  When NYMEX price is between Put price and Call price, PXD receives NYMEX price.  When NYMEX price is between the Put price and the Short Put price, PXD receives Put price.  When NYMEX price is below the Short Put price, PXD receives NYMEX price plus the difference between Short Put price and Put price
Gas Basis Swaps Q4 2012 2013 2014 2015
Spraberry (MMBTUPD)
32,500 52,500 - -
Price Differential ($/MMBTU) $ (0.38) $ (0.23) - -
Mid-Continent (MMBTUPD) 50,000 30,000 - -
Price Differential ($/MMBTU) $ (0.53) $ (0.38) - -
Gulf Coast (MMBTUPD) 53,500 60,000 - -
Price Differential ($/MMBTU) $ (0.15) $ (0.14) - -
Represents the NYMEX Henry Hub index price or approximate NYMEX price based on historical differentials to the index price at the time the derivative was entered into
1,2

Oil Q4 2012 2013 2014 2015
Swaps (BPD) 3,000 3,000 - -
NYMEX Price ($/BBL) $79.32 $81.02 - -
Three-Way Collars (BPD) 1,500 1,750 5,000 -
NYMEX Call Price ($/BBL) $109.00 $116.00 $124.00 -
NYMEX Put Price ($/BBL) $85.00 $88.14 $90.00 -
NYMEX Short Put Price ($/BBL) $70.00 $73.14 $72.00 -
% Oil Production ~90% ~85% ~85% -
Natural Gas Liquids
Swaps (BPD) 750 - - -
Blended Index Price ($/BBL) $35.03 - - -
% NGLs Production ~50% - - -
Gas
Swaps (MMBTUPD) 5,000 2,500 5,000 -
NYMEX Price ($/MMBTU) $6.43 $6.89 $4.00 -
Three-Way Collars (MMBTUPD) - - - 5,000
NYMEX Call Price ($/MMBTU) - - - $5.00
NYMEX Put Price ($/MMBTU) - - - $4.00
NYMEX Short Put Price ($/MMBTU) - - - $3.00
% Gas Production ~75% ~35% ~70% ~65%
% Total Production ~80% ~65% ~70% ~10%
Gas Basis Swaps Q4 2012 2013 2014 2015
Spraberry (MMBTUPD) 2,500 2,500 - -
Price Differential ($/MMBTU) (0.30) (0.31) - -
PSE Derivative Position as of 11/29/2012
1
2
3
1, 3
1) When NYMEX price is above Call price, PSE receives Call price.  When NYMEX price is between Put price and Call price, PSE receives NYMEX price.  When NYMEX price is between the Put price and the Short Put price,
PSE receives Put price. When NYMEX price is below the Short Put price, PSE receives NYMEX price plus the difference between the Shot Put price and Put price
2) Represents the weighted average index price of each NGL component price per Bbl
3) Approximate NYMEX price based on differentials to index prices at the date the derivative was entered into

Three-Way Collars ($75 by $90 by $135 example)
Realize $90/BBL Realize NYMEX price Realize $135/BBL
Short put at $75/BBL
Long put at $90/BBL
Realized Price
NYMEX Price
Three way collars protect downside while providing better
upside exposure than traditional collars or swaps
28
$50.00
$60.00
$70.00
$80.00
$90.00
$100.00
$110.00
$120.00
$130.00
$140.00
$150.00
$160.00
$50.00 $60.00 $70.00 $80.00 $90.00 $100.00 $110.00 $120.00 $130.00 $140.00 $150.00 $160.00
NYMEX Oil ($/BBL)
Unhedged realization Hedged realization
Short call at $135/BBL
Realize NYMEX price
plus $15/BBL
(difference between long put
and short put)
Potential
Opportunity Loss

Spraberry
5 vertical frac fleets (~20,000 HP each)
2 horizontal frac fleets (~35,000 HP each)
15 drilling rigs
Well service equipment
1
Eagle Ford Shale
2 frac fleets
(50,000 HP each)
2 coiled tubing units
29
PXD’s Vertical Integration Reduces Costs and Enhances Execution
Current frac capacity: ~300,000 HP
13
th
largest pressure pumping company in North America
1) Includes pulling units, frac tanks, hot oilers, water trucks, blowout preventers, construction equipment and fishing tools
Barnett Shale Combo
1 frac fleet
(30,000 HP)
1 coiled tubing unit
Brady sand mine

Permian Basin is composed of multiple uplifts and basins that formed during the Pennsylvanian and early Permian
The Spraberry Trend, which includes the Wolfcamp interval, is located in the Midland Basin of the Permian Basin
It was discovered in 1948 and commenced production in 1949
It contains 40 BBO in-place in Spraberry-Dean interval
Much more oil in-place in deeper zones of Wolfcamp, Strawn, Atoka and Mississippian
OZONA
PLATFORM
30
Geologic Provinces of the Permian Basin
PEDERNAL UPLIFT &
ROOSEVELT POSITIVE
DEVIL’S
RIVER
UPLIFT
Basin
Basement
Uplift
Shelf
Thrust Belt
Spraberry Trend

Platform Carbonate
Shelf Edge Carbonate
Slope Sediments & Reef Talus
Carbonate Debris Flows
Carbonate Gravity Flows
Land
Clastic Detrital
Clastic Slope Sediments
Clastic Gravity Flows
Delta
Pelagic Sediments
Silt Cloud in Suspension
Anaerobic Zone
(Organic-rich Sediments)
Wolfcamp Facies Map
Schematic Block Diagram of
Wolfcamp Facies
In Midland Basin
Fluvial - Deltaic
North
Simultaneous deposition of organic-rich carbonate
and clastic sediments in an anaerobic basin results in
hydrocarbon-rich, interbedded, conventional
and unconventional reservoirs
Wolfcamp Facies & Depositional Model
Basinal Sediments

Wolfcamp Comparison to Other Plays

Wolfcamp compares favorably to other major oil shale plays
Major Oil Shale Play Characteristics
Attribute Units Wolfcamp Shale
1
Eagle Ford
2
(Oil Window)
Barnett Shale
3
(Combo Play)
Niobrara
4
Bakken
5
Age Permian Cretaceous Mississippian Cretaceous Devonian/Mississippian
Basin Midland South Texas Fort Worth Denver Williston
TVD Depth ft 5,500 - 11,000 7,500 - 11,000 5,000 - 8,000 4,000 - 8,000 9,000 - 11,000
Thickness ft 1,500 – 2,600 50 - 350 200 - 400 250 - 600 25 - 125
OOIP/Section MMBO 80 – 220 30 - 90 70 - 90 20 - 40 10 - 20
Porosity % 2 – 10 4 - 11 4 - 5 4 - 14 5 - 8
Quartz % 20 – 50 10 - 25 25 - 40 30 - 60
Carbonate % 10 – 60 60 - 75 6 - 25 ~70 30 - 80
Clay % 10 - 45 10 - 40 25 - 50 25
Permeability nd 10 - 3,000 40 - 1,300 150 - 200 <10,000 50,000 - 500,000
Pressure Gradient psi/ft 0.55 - 0.70 0.65 - 0.70 0.54 0.43 - 0.55 0.43 - 0.75
Recovery Factor % 3 - 15 3 - 10 4 5 - 10 8 - 15
1)
Pioneer internal research (modified according to recent core and petrophysical data)
2)
EOG Analyst Conference April 2010
3)
AAPG Bulletin April 2007, Hart Energy Databank December 2011, HIS, REPSI, EOG February 2010 Investor Presentation
4)
Hart Energy Databank December 2011, Oil & Gas Investor June and August 2011
5)
Tudor, Pickering, Holt, “The Bakken Momentum Continues” November 2011, Hart Energy Bakken Playbooks 2008 and 2010, Jarvie – AAPG Section Meeting 2008

Horizontal
Wolfcamp
Shale
Target
Intervals
PXD has an extensive Midland Basin geologic
database:
Over 70,000 logs of which 9,000 are digital,
allow for excellent structural control and
detailed petrophysics
Growing 3-D seismic database (currently at
1,400+ square miles) ensures appropriate well
placement
Access to ~4,000 feet of whole core provides
increased confidence in petrophysical models
and supports repeatable results
Petrophysical analysis has identified multiple
prospective horizontal Wolfcamp Shale
intervals with substantial resource potential
PXD Has Multiple Horizontal Wolfcamp Shale Target Intervals
Miss/Atoka
U. Spraberry
M. Spraberry
Shale
L. Spraberry
Jo Mill Sand
L. Spraberry
Shale
Dean
Wolfcamp A
Lower  Wolfcamp B
Wolfcamp C1
Wolfcamp C2
Wolfcamp D
Strawn
Upper Wolfcamp B

Southern Horizontal Wolfcamp Players PXD PXD PXD COP Devon El Paso El Paso EOG Approach Laredo Apache Apache BHP Horizontal Permits Horizontal Wells

Horizontal Wolfcamp 960-Acre Development Block

Up to 55 wells per 960-acre section
(20-acre field rules)
41 vertical wells in Spraberry-Wolfcamp
Up to 14 horizontal Wolfcamp wellbores
•
7 horizontal wells in Wolfcamp A
•
7 horizontal wells in Wolfcamp B
Additional horizontal wellbores possible in B, C
and D intervals
960-acre section metrics (55 wells)
Capital required: $ 180 MM
Resource potential: ~15 MMBOE
F&D cost: ~$15 / BOE
Spacing
Vertical wells
•
900’ from other vertical wells
•
360’ from horizontal wells
Horizontal wells
•
725’ from other horizontals in same interval
•
Stacked horizontals within 300’ in map-view
count as one location for spacing purposes
5,280 ft
Horizontal wells in same
interval  spaced at ~725’
960
acres
467’ from lease line
100’ from
lease line
Vertical Well
Horizontal “A” Well
Horizontal “B” Well

Spraberry 20-Acre Vertical Well Update

20-Acre Drilling (~13,500 locations)
Drilled 39 wells through Q3 2012
Results to date indicate production near type
curve for a 40-acre Lower Wolfcamp well (EUR
of 140 MBOE)
Spraberry Drilling Rig
–
Most wells drilled to the Lower Wolfcamp with
a few drilled to the Strawn

Upper
Spraberry Base
Production
(151 wells)
Upper
Spraberry Base
Production
Forecast
Strong waterflood production
wedge from flooded zone;
Now seeing response in wells
outside of original project area
Original project: 7,000 acres in Spraberry
12 injectors and 110 producers in original
project area
Injecting 4,100 BWPD
$6 - $7 MM capital cost
LOE savings from water handling
0
100
200
300
400
500
600
700
Aug-10 Aug-11 Aug-12 Aug-13
Water injection
begins
Continuing to see uptick in production; Upper Spraberry production increased ~30% during Q3 in total response area compared to base production decline; further increase expected
•
Response now being observed outside original
project area; now 11,000 acres total response area
•
39 wells now responding to injection; up from 19
Spraberry Waterflood Continuing to Perform

140 MBOE Spraberry 40-Acre Vertical Well Type Curve

Month
Strawn / Atoka / Mississippian Potential Not Included
140 MBOE
Spraberry/Dean/Full Wolfcamp
(70% oil, 20% NGLs, 10% gas)
110 MBOE
Spraberry/Dean/Upper Wolfcamp
(70% oil, 20% NGLs, 10% gas)
Deeper drilling in Spraberry increasing EURs
-
10
20
30
40
50
60
70
80
90
0 12 24 36 48 60

1) All drilling locations shown on a gross basis
2) Includes vertical well potential from shalt/silt, Wolfcamp and deeper intervals
3) Assumes average EUR of 575 MBOE per well, >8,000 locations, >400,000 acres , 140 acre spacing, laterals in all intervals  (A, B, C & D) and 75% NRI
4) Total PXD Proved Reserves + Estimated Net Resource Potential of >3 BBOE in 2010 and >7 BBOE in 2012
Drilling deeper vertical wells, capturing non-traditional shale/silt intervals and drilling horizontally into the Wolfcamp Shale has increased Pioneer’s Permian resource potential by ~400% since 2010
39
Pioneer’s Permian Resource Potential Continues To Grow
1
2010 Permian Resource Potential:
1.15 BBOE
4
2012 Permian Resource Potential:
5.6 BBOE
4
+400%
Spraberry
20-ac Drilling
500 MMBOE
Spraberry
40-ac Drilling
350 MMBOE
Spraberry Waterflood
300 MMBOE
Spraberry
40-ac Drilling
2
600 MMBOE
Spraberry
20-ac Drilling
2
1.2 BBOE
Spraberry Waterflood
300 MMBOE
Horizontal Wolfcamp
3
3.5 BBOE

Permian Oil Production Transport Options

Permian Basin Crude Takeaway
Current Operator Destination Name Capacity Time Frame
Plains Cushing Basin 450,000
Sunoco Nederland West Texas Gulf 400,000
Kinder Morgan El Paso Wink 100,000
Local Refiners Local 200,000
Rail 20,000
TOTAL 1,170,000
Planned Operator Destination Name Capacity Time Frame
Magellan Houston Longhorn (phase I) 135,000 early-2013
Magellan Houston Longhorn (phase II) 90,000 mid-2013
TOTAL 225,000
Possible Operator Destination Name Capacity Time Frame
Magellan/Oxy Houston BridgeTex 278,000 mid-2014
Sunoco Nederland Permian Express II 200,000 mid-2014
TOTAL 478,000

Growing Midstream Infrastructure to Support Production Growth

Gas Processing
Midkiff / Benedum
Current capacity: 260 MMCFD
PXD production makes up ~40%
of throughput
Sale Ranch
New plant started up Q4 2012:
120 MMCFD
PXD production makes up ~40%
of throughput
Planned Driver Plant
Planned startup: late 1Q 2013
Initial  capacity: 100 MMCFD
1,2
Q4 2013 expansion: +100
MMCFD additional capacity
Expect Capacity Additions
in the Benedum Area for
2014
Pipeline NGL Takeaway
to Mont Belvieu
Chaparral & West Texas
Pipelines
PXD production throughput of
~12 MBPD in Q3 2012
New Lone Star Pipeline
4 MBPD to PXD in late-2012
increasing to 16 MBPD by 2020
Will connect to all PXD gas
processing plants
Expect >425 MBPD, or
~50%, increase in
fractionation capacity at
Mont Belvieu in 2013
Expanding processing capacity and contracted takeaway to support
Pioneer’s aggressive production growth
1) Wet gas stream with ~160 BBL/MMSCF NGL yield
1
1

Eagle Ford Shale: A Burgeoning Liquids-Rich Shale Play

Gross resource potential of play: ~25 BBOE (~150 TCFE)
1
Estimated gross production of ~3.5 MMBOEPD by 2020
2
~270 rigs currently running in the play
Oil Window
Map source: PXD
1) Source: Tudor, Pickering, Holt & Co.
2) Source: FBR
PXD Acreage Area

Rich Condensate
35% of Acreage
(200 BBL/MMSCF)
Lean Condensate
45% of Acreage
(60 BBL/MMSCF)
Dry Gas
20% of Acreage
43
Eagle Ford Shale Resource Breakdown
30%
NGL*
50%
Gas
20%
Condensate
20%
NGL*
30%
Gas
100%
Gas
50%
Condensate
*NGLs are 50% ethane, 25% propane, 15% butanes and 10% heavier liquids
~ ~ ~

Example of Choke Management Effectiveness

22/64” Choke
12/64” Choke
16/64” Choke
Cumulative Production Per Lateral Foot
1) Wells are geologically similar
Cumulative production from wells operating under choke
management crosses over cumulative production from wells
operating at higher choke sizes within 6 months
Choke management benefits:
Reduces well production declines and increases well EURs
Higher sustained wellhead pressure and extended stable flow regime
1

Production (MBOEPD)
1
Q3 ’11 Q4 ’11 Q1 ’12 Q2 ’12 Q3 ’12
Spraberry 47 53 62 64
2
69
3
Eagle Ford Shale 14 20 22 24 29
Raton 27 26 26 25 25
South Texas 8 7 7 6 6
Mid-Continent 19 19 18 18 18
Alaska 4 4 4 5 5
Other 1 2 1 1 1
Total 120 131 140 143 153
1)
2) Q2 ‘12 production negatively impacted by ~4,800 BOEPD due to unplanned third party fractionation capacity shortfalls at Mont Belvieu
3) Q3 ’12 production benefited by ~1,800 BPD from partial NGL inventory drawdown at Mont Belvieu, but offset by a production loss of ~4,000 BOEPD due to continuing ethane rejection and 3 party fractionation capacity constraints at Mont Belvieu rd
All periods presented have been restated to exclude discontinued operations

46 PXD Production By Commodity By Area 1 All periods presented have been restated to exclude discontinued operations 1)

$0.61

Production Costs (per BOE)
1
Production &
Ad Valorem Taxes
VPP-Adjusted
Workovers
LOE
Third Party
Transportation
Production Cost
Q3 production cost increase vs. Q2
primarily due to the following LOE
items:
– Higher salt water disposal costs
(primarily water hauling costs)
– Higher electricity costs associated with
the increase in gas prices
– Higher repair and maintenance costs
– Higher per BOE costs as a result of
~4,000 BOEPD of lost sales volumes
Natural Gas
Processing
Q3 ’11
$13.25
$0.14
$13.66
Q4 ’11
$13.64
$13.26
Q1 ’12
$0.32
$13.51
$0.25
$13.18
Q2 ’12
$14.49
$14.15
$0.67
Q3 ’12
$16.03
$15.68
1)
All periods presented have been restated to exclude discontinued operations
2)
See supplemental information slides

VPP – Adjusted Production Costs
Pioneer presents VPP-Adjusted Production Costs (per BOE) to assist investors in considering the Company’s costs in relation to the total BOEs
(reported sales volumes plus VPP delivered volumes) in connection with which those costs were incurred. VPP-Production Costs (per BOE) are calculated as follows:
Q3 ’11 Q4 ’11 Q1 ’12 Q2 ’12 Q3 ’12
Production costs as reported (thousands) $ 150,374 $ 164,227 $ 172,696 $ 189,211 $ 225,752
Production (MBOE):
As reported 11,003 12,038 12,784 13,054 14,077
VPP deliveries 345 345 319 319 322
VPP-adjusted production 11,348 12,383 13,103 13,373 14,399
Production costs per BOE:
As reported $ 13.66 $ 13.64 $ 13.51 $ 14.49 $ 16.03
VPP-adjusted $ 13.25 $ 13.26 $ 13.18 $ 14.15 $ 15.68
1) All periods presented have been restated to exclude discontinued operations
1

VPP Expirations
VPP Oil
Obligation
3.5
MBOPD
VPP commitment expired at the end of 2012
Provided 3.5 MBOPD increase in production on 1/1/2013
(MMBBLS) Q1 Q2 Q3 Q4 Total
2012 0.3 0.3 0.3 0.3 1.2
Schedule of Oil VPP Volumes

–
Reflects significant drilling campaigns in Spraberry, Eagle
Ford Shale and Barnett Shale Combo plays
Added 148 MMBOE from the drillbit, or 313% of full-
year production, at F&D cost of $13.83 per BOE
All-in reserve replacement of 124 MMBOE, or 256%
of full-year production, at F&D cost of $17.51 per
BOE
Reserve mix
Proved Reserves / Production: ~22 years
PD Reserves / Production: ~13 years
50
Strong 2011 Reserve Additions
Year-end ’11
Proved Reserves
(MMBOE)
Spraberry 609
Raton 170
Mid-Continent 107
Eagle Ford 70
South Texas 36
Barnett Shale 33
Alaska 30
Other 8
Total 1,063
1) Reflects 2011 SEC pricing (12-month average) of $96.13/BBL for oil and $4.12/MMBTU for gas (NYMEX) as compared to 2010 SEC pricing of
$79.28/BBL for oil and $4.37/MMBTU for gas (NYMEX)
1
–
Includes negative pricing revisions of 28 MMBOE primarily
attributable to moving Raton dry gas PUDs that are not
expected to be drilled in next 5 years to probable reserves
–
99+% U.S.
–
60% liquids / 40% gas
–
58% PD / 42% PUD

Annual Sales
Capacity
(M tons)
Resource (MM tons)
Proved
R/P
Resource
R/P Location
Proved
Reserves
1
Resource
Potential
2
Brady, TX 1,000 36 33 36 69
Wisconsin
(Possible Start-up 2014)
1,000 23 - 23 23
Other Mines 400 - 600 8 8 18 34
Total 67 41
Proved Reserves (MM tons)
Brady
(36)
Wisconsin
(23)
Other
(8)
1) Proved reserve figures have been calculated in compliance with the SEC’s Industry Guide 7 and are based on an independent review by mining and geological consultants engaged by CIS in 2011
2) Resource potential figures have been estimated by PXD
Premier Silica Provides 30+ Years of Proved Reserves

Oil/Gas Price Ratio Trending Up Since 2006 52 Oil Price Gas Price Oil/Gas Ratio Oil/Gas price ratio has increased from 5:1 in 2006 to ~30:1 recently

Reserves Audit, F&D Costs and Reserve Replacement
An audit of proved reserves follows the general principles set forth in the standards pertaining to the estimating and auditing of oil and gas reserve information promulgated by the Society of Petroleum Engineers ("SPE"). A reserve audit as defined by the SPE is not the same as a financial audit. Please see the Company's Annual Report on Form 10-
K for a general description of the concepts included in the SPE's definition of a reserve audit.
"Finding and development cost per BOE," or “all-in F&D cost per BOE,” means total costs incurred divided by the summation of annual proved reserves, on a BOE basis, attributable to revisions of previous estimates, purchases of minerals-in-place, discoveries and extensions and improved recovery. Consistent with industry practice, future capital costs to develop proved undeveloped reserves are not included in costs incurred.
"Drillbit finding and development cost per BOE," or “drillbit F&D cost per BOE,” means the summation of exploration and development costs incurred divided by the summation of annual proved reserves, on a BOE basis, attributable to technical revisions of previous estimates, discoveries and extensions and improved recovery. Consistent with industry practice, future capital costs to develop proved undeveloped reserves are not included in costs incurred.
“Reserve replacement” is the summation of annual proved reserves, on a BOE basis, attributable to revisions of previous estimates, purchases of minerals-in-place, discoveries and extensions and improved recovery divided by annual production of oil, NGLs and gas, on a BOE basis.
“Drillbit reserve replacement” is the summation of annual proved reserves, on a BOE basis, attributable to technical revisions of previous estimates, discoveries and extensions and improved recovery divided by annual production of oil, NGLs and gas, on a BOE basis.

Certain Reserve Information
Cautionary Note to U.S. Investors --The U.S. Securities and Exchange Commission (the "SEC")
prohibits oil and gas companies, in their filings with the SEC, from disclosing estimates of oil or gas resources other than “reserves,” as that term is defined by the SEC. In this presentation, Pioneer includes estimates of quantities of oil and gas using certain terms, such as “resource,” “resource potential,” “EUR”, “oil in place” or other descriptions of volumes of reserves, which terms include quantities of oil and gas that may not meet the
SEC’s definitions of proved, probable and possible reserves, and which the SEC's guidelines strictly prohibit Pioneer from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being recovered by Pioneer. U.S. investors are urged to consider closely the disclosures in the Company’s periodic filings with the SEC. Such filings are available from the Company at 5205 N. O'Connor Blvd., Suite 200, Irving, Texas 75039,
Attention Investor Relations, and the Company’s website at www.pxd.com. These filings also can be obtained from the SEC by calling 1-800-SEC-0330.